Exhibit 99.2

Micron Technology, Inc.
Bylaws
(Amended and Restated as of October 16, 2018)

ARTICLE I - CORPORATE OFFICES

Section 1.    Registered Office.

The registered office shall be fixed in the corporation’s Certificate of Incorporation, as the same may be amended from time to time.

Section 2.    Other Offices.

The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II - MEETINGS OF STOCKHOLDERS

Section 1.    Place of Meetings.

Meetings of the stockholders shall be held at the principal office of the corporation in the City of Boise, State of Idaho, or at such other, if any, place either within or without the State of Delaware as shall be designated by the Board of Directors in the notice of the meeting.

Section 2.    Annual Meeting.

Annual meetings of stockholders shall be held on such date and such hour as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At such meeting, the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 3.    Notice of Stockholder Meeting.

Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining stockholders entitled to notice of the meeting), and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 4.    List of Stockholders Entitled to Vote.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, or (b) during ordinary business hours at the principal place of business of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Article II, Section 4 or to vote in person or by proxy at any meeting of stockholders.

Section 5.    Special Meetings.

(a)    Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the Certificate of Incorporation, may be called by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or by the Secretary at the request of holders of shares entitled to cast not less than twenty percent (20%) of the votes at the meeting. A request to the Secretary shall be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth, for each stockholder requesting the meeting, the information required to be in a stockholder’s notice pursuant to Section 11(b) or Section 11(c) of this Article II, as applicable. Such request shall state the purpose or purposes of the proposed meeting. Any special meeting shall be held not more than ninety (90) days after a proper request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if (a) the business proposed to be brought before the special meeting by stockholders is not a proper subject for stockholder action under applicable law or (b) the Board of Directors has called or calls for an annual meeting of stockholders to be held within ninety (90) days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the request. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are un-revoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

(b)    Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the request for the special meeting; provided, however, that nothing herein shall prohibit the Board of Directors from submitting additional matters to stockholders at any such special meeting.

Section 6.    Quorum.

The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy thereat may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided by this Article II until a quorum shall be present or represented.

Section 7.    Adjourned Meeting Notice.

Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such reconvened meeting if the time, place, if any, and means of remote communications are announced at the meeting at which the adjournment is taken. At the reconvened meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the reconvened meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the reconvened meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such reconvened meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the reconvened meeting to each stockholder of record as of the record date so fixed for notice of such reconvened meeting.

Section 8.    Proxies.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the stock present in person or represented by proxy shall decide any issue brought before such meeting, unless the issue is (a) one upon which by express provision of the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the corporation, or applicable law or pursuant to any regulation applicable to the corporation or its securities, a different vote is required in which case such express provision shall govern and control the decision of the issue or (b) relates to the election of directors, in which case the provisions of Article III, Section 2 shall apply.

Section 9.    Reserved.

Section 10.    Action by Written Consent.

(a)    Notice. Unless otherwise restricted by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer of agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

(b)    Record Date. Unless otherwise restricted by the Certificate of Incorporation, in order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request that the Board of Directors fix a record date for such purpose. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such written notice is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Article II, Section 10(b)). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Article II, Section 10(b) or otherwise within ten (10) days after the date on which such written notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date after the expiration of such ten (10) day time period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

(c)    Inspector of Elections. In the event of the delivery, in the manner provided by this Article II, Section 10 and applicable law, to the corporation of a written consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of such consents and/or revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the corporation in accordance with this Article II, Section 10 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained in this Article II, Section 10(c) shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(d)    Effective Date. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the earliest dated written consent delivered in the manner prescribed in this Article II, Section 10 to the corporation, written consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner prescribed in this Article II, Section 10 and applicable law, and not revoked.

Section 11.    Advance Notice of Stockholder Nominees, Proxy Access and Stockholder Business.

(a)    At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be:

(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof,

(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof, or

(iii) otherwise properly brought before an annual meeting by a stockholder who: (A) is a stockholder of record of the corporation at the time such notice of meeting is delivered and at the time the notice required hereunder is delivered to the Secretary; (B) is entitled to vote at the meeting; and (C) complies with the notice procedures and disclosure requirements set forth in this Article II, Section 11.

In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business must have given timely notice thereof pursuant to this Article II, Section 11(a) or Section 11(c) below, as applicable, in writing to the Secretary even if such matter is already the subject of any notice to the stockholders or public disclosure by the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive office of the corporation not less than one hundred twenty (120) calendar days in advance of the date of the corporation's proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made.

Only persons who are nominated in accordance with the procedures set forth in Article II, Section 11(b) and (c) shall be eligible for election as directors.

(b)    Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Article II, Section 11(b). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary in accordance with the provisions of this Article II, Section 11(b). For the nomination of any person or persons for election to the Board of Directors by any stockholder, whether at an annual meeting or a properly called special meeting of stockholders, the stockholder's notice to the Secretary shall set forth:

(i) the name, age, business address and residence address of each nominee proposed in such notice,

(ii) the principal occupation or employment of each such nominee,

(iii) (A) the number of shares of capital stock of the corporation which are owned of record and beneficially by each such nominee and any affiliates or associates of such nominee (if any) and (B) a description of any agreement, arrangement or understanding of the type described in clause (vi) (D) of this section, but as it relates to each such nominee rather than the stockholder,

(iv) (A) if any such nominee is a party to any direct or indirect compensatory, reimbursement, indemnification, payment or other financial agreement, arrangement or understanding with any person or entity other than the corporation (a “Compensation Arrangement”), or has received, directly or indirectly, any compensation or other payment from any person or entity other than the corporation, in each case in connection with candidacy or service as a director of the corporation, a detailed description of such agreement, arrangement or understanding and its terms and any such compensation received and (B) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”),

(v) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected and a representation by the nominee to the effect that the nominee has read and, if elected will agree to adhere to the corporation’s Code of Business Conduct and Ethics, corporate Governance Guidelines, and any conflict of interest, confidentiality and stock ownership and securities trading policies, and any other policies and guidelines of the Board or the corporation applicable to directors, as well as any applicable law, rule or regulation or listing requirement, and

(vi) as to the proposing stockholder: (A) the name and address of the stockholder as they appear on the corporation's books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the corporation which are owned by the proposing stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the proposing stockholder's notice, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the proposing stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the proposing stockholder's notice by, or on behalf of, the proposing stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the proposing stockholder or any of its affiliates or associates with respect to shares of stock of the corporation, (E) a representation that the proposing stockholder is a holder of record of shares of the corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (F) a representation whether the proposing stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve the election of the nominee and/or otherwise to solicit proxies from stockholders in support of such election and (G) and, with respect to (B), (C) and (D) above, a representation that the proposing stockholder will promptly notify the corporation in writing of the same as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed

The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

(c)    (i) Subject to the requirements of Article II, Section 11, the corporation shall include in its proxy statement and on its proxy card for any annual meeting of stockholders the name of any director nominee proposed by a stockholder for election to the Board of Directors who is properly submitted pursuant to this Article II, Section 11(c) (each a “Proxy Access Nominee”) provided that (A) timely written notice of such Proxy Access Nominee satisfying this Article II, Section 11(c) (“Proxy Access Nomination Notice”) is delivered to the corporation by or on behalf of a stockholder or group of stockholders that, at the time the Proxy Access Nomination Notice is delivered, satisfy the ownership and other requirements of this Article II, Section 11(c) (such stockholder or stockholders, and any person on whose behalf they are acting, the “Eligible Stockholder”), (B) the Eligible Stockholder expressly elects in writing at the time of providing the Proxy Access Nomination Notice to have its nominee included in the corporation’s proxy statement pursuant to this Article II, Section 11(c), and (C) the Eligible Stockholder and the Proxy Access Nominee otherwise satisfy the requirements of this Article II, Section 11(c) and the criteria for membership on the Board of Directors set forth in the Corporate Governance Guidelines for the corporation or other document(s) setting forth qualifications for directors (the “Board Qualifications”).

(ii)    To be timely, the Proxy Access Nomination Notice must be delivered to or mailed and received at the principal executive office of the corporation not less than one hundred twenty (120) calendar days nor earlier than one hundred fifty (150) calendar days in advance of the date of the corporation's proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders commence a new time period (or extend any time period) for the submission of such Proxy Access Nomination.

(iii)    In addition to including the name of the Proxy Access Nominee in the corporation’s proxy statement for the annual meeting of stockholders, the corporation also shall include (A) the information concerning the Proxy Access Nominee and the Eligible Stockholder that is required to be disclosed in the corporation’s proxy statement pursuant to the proxy rules of the Securities and Exchange Commission (the “SEC”) and (B) a Statement (defined below) (collectively, the “Required Information”). To be timely, the Required Information must be received by the Secretary at the principal office of the corporation within the time period specified in Article II, Section 11(c)(ii). Nothing in this Article II, Section 11(c) shall limit the corporation’s ability to solicit against and include in its proxy statement its own statements relating to any Proxy Access Nominee.

(iv)    The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the corporation’s proxy materials with respect to an annual meeting of stockholders shall not exceed the greater of (A) two (2) and (B) 20 % of the total number of directors in office (rounded down to the nearest whole number), as of the last day on which a Proxy Access Notice may be delivered pursuant to and in accordance with this Article II, Section 11(v) (the “Permitted Number”); provided, however, the Permitted Number shall be reduced (but not below one) by:

(A) the number of individuals who will be included in the corporation’s proxy materials as nominees of the Board of Directors pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of stock of the Corporation by such stockholder or group of stockholders from the Corporation), other than any such director who at the time of such annual meeting will have served as a director continuously, as a nominee of the Board of Directors, for at least two (2) annual terms;

(B) the number of directors currently in office that will be included in the corporation’s proxy materials as nominees of the Board of Directors who were previously Proxy Access Nominees elected to the Board of Directors pursuant to this Article II, Section 11(c), other than any such director who at the time of such annual meeting will have served as a director continuously, as a nominee of the Board of Directors, for at least two (2) annual terms.

For purposes of determining when the Permitted Number has been reached, any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Article II, Section 11(c) whose nomination is subsequently withdrawn or whom the Board of Directors decides to nominate for election to the Board of Directors shall be counted as one of the Stockholder Nominees. In the event that one or more vacancies for any reason occurs after the deadline for delivery of Proxy Access Notice but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced.

Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Article II, Section 11(c) shall rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy materials. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Article II, Section 11(c) exceeds the Permitted Number, the highest ranking Stockholder Nominee who meets the requirements of this Article II, Section 11(c) of each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of the Corporation’s outstanding common stock each Eligible Stockholder disclosed as owned (as defined below) in its respective Proxy Access Notice submitted to the Corporation. If the Permitted Number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Article II, Section 11(c) from each Eligible Stockholder has been selected, this process will continue with the next highest ranked nominees as many times as necessary, following the same order each time, until the Permitted Number is reached.

(v)    An Eligible Stockholder must have owned (as defined below) continuously for at least three years a number of shares that represents three percent (3%) or more of the total voting power of the corporation’s outstanding shares entitled to vote in the election of directors as of the most recent date prior to the submission of the Proxy Access Nomination Notice for which such amount is given in any filing by the corporation with the SEC (the “Required Shares”) as of both the date the Proxy Access Nomination Notice is received by the corporation in accordance with this Article II, Section 11(c) and the record date for determining stockholders entitled to vote at the annual meeting of stockholders and must continue to own the Required Shares through the meeting date. For purposes of satisfying the ownership requirement under this Article II, Section 11(c), the voting power represented by the shares of the corporation owned by one or more stockholders, or by the person or persons who own shares of the corporation and on whose behalf any stockholder is acting, may be aggregated, provided that the number of stockholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed twenty (20), and a group of two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by the same employer (or by a group of related employers that are under common control), or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall be treated as one stockholder or person for this purpose. With respect to any annual meeting of stockholders, no person may be a member of more than one group of persons constituting an Eligible Stockholder under this Article II, Section 11(c).

For purposes of this Article II, Section 11(c), an Eligible Stockholder shall be deemed to “own” only those outstanding shares of the corporation as to which the person possesses both (A) the full voting and investment rights pertaining to the shares and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares (1) sold by such person or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell, or (3) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of the corporation’s outstanding shares, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of reducing in any manner, to any extent or at any time in the future, such person’s or affiliates’ full right to vote or direct the voting of any such shares and/or hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate. A person shall “own” shares held in the name of a nominee or other intermediary so long as the person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which the person has loaned such shares, provided that the person has the power to recall such loaned shares on five business days’ notice and provides a representation that it will promptly recall such loaned shares upon being notified that any of its Proxy Access Nominees will be included in the corporation’s proxy statement, or the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. For purposes of this Article II, Section 11(c), the term “affiliate” shall have the meaning ascribed thereto pursuant to the proxy rules of the Exchange Act.

(vi)    Within the time period specified in Article II, Section 11(c)(ii) for the Proxy Access Nomination Notice, an Eligible Stockholder must provide in writing to the Secretary, with respect to the Stockholder Nominee, in addition to the information and representations required to be provided in the stockholder’s notice pursuant to Article II, Section 11(b), representations and agreements that such person: (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation, and (B) is not and will not become a party to a Compensation Arrangement in connection with such person’s nomination for director and/or service as a director, that has not been disclosed to the corporation. At the request of the corporation, the Proxy Access Nominee must complete, sign and submit all questionnaires required of the Board of Directors within five business days of receipt of each such questionnaire from the corporation and provide within five business days of the corporation’s request such additional information as the corporation determines may be necessary to permit the Board of Directors to determine whether such Proxy Access Nominee meets the requirements of this Article II, Section 11(c) and/or satisfies the Board Qualifications, including whether: (1) such Proxy Access Nominee is independent under the listing standards of each principal U.S. exchange upon which the corporation’s shares are listed, any applicable rules of the SEC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of members of the Board of Directors (the “Independence Standards”), (2) such Proxy Access Nominee has any direct or indirect relationship with the corporation, and (3) such Proxy Access Nominee is not and has not been subject to any event specified in Item 401(f) of Regulation S-K under the Securities Act, or any order of the type specified in Rule 506(d) of Regulation D under the Securities Act.

(vii)    Within the time period specified in Article II, Section 11(c)(ii) for the Proxy Access Nomination Notice, an Eligible Stockholder must provide the following information, representations and agreements: (A) the information and representations that would be required to be set forth in stockholder’s notice of a nomination pursuant to Article II, Section 11(b); (B) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the Proxy Access Nomination Notice is received by the secretary of the Company, the Eligible Stockholder owns, and has owned continuously for the preceding three years, the Required Shares, and the Eligible Stockholder’s agreement to provide (1) written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date by not later than the close of business on the fifth business day after (x) the record date (if, prior to the record date, the Company (a) disclosed such date by press release or any filing with the SEC or (b) delivered a written notice of the record date (including by electronic mail) to the Eligible Stockholder) or (y) the date on which the Company delivered to the Eligible Stockholder written notice (including by electronic mail) of the record date (if such notice is provided after the record date); and (2) immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the annual meeting of stockholders; (C) documentation satisfactory to the Company demonstrating that a group of funds are entitled to be treated as one stockholder or person for purposes of this Article II, Section 11(c); (D) a representation that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder hereunder): (1) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Company, and does not presently have such intent, (2) has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Proxy Access Nominee(s) being nominated pursuant to this Article II, Section 11(c) (3) has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting of stockholders other than its Proxy Access Nominee(s) or a nominee of the Board of Directors, (4) will not distribute to any stockholder any form of proxy for the annual meeting of stockholders other than the form distributed by the corporation, and (5) has provided and will provide facts, statements and other information in all communications with the corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (E) a description of all agreements, arrangements or understandings between the Eligible Stockholder and each Stockholder Nominee and any other person or persons, including the Stockholder Nominee, such beneficial owners and control persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Eligible Stockholder or that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K of the Exchange Act if the Eligible Stockholder making the nomination and any beneficial owner or control person on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the Stockholder Nominee were a director or executive officer of such registrant (the “Related Person Agreements”); (F) the written consent of each Proxy Access Nominee to be named in the corporation’s proxy statement as a nominee and to serve as a director if elected; (G) a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act; (H) in the case of a nomination by a group of stockholders that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nominations and matters related thereto, including withdrawal of the nomination; and (I) an undertaking that the Eligible Stockholder agrees to: (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the corporation’s stockholders or out of the information that the Eligible Stockholder provides to the Company, (2) indemnify and hold harmless the Company and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any solicitation or other activity by the Eligible Stockholder in connection with its efforts to elect the Proxy Access Nominee pursuant to this Article II, Section 11(c), (3) file with the SEC any solicitation with the corporation’s stockholders relating to the meeting at which the Proxy Access Nominee will be nominated, regardless of whether any such filing is required pursuant to the proxy rules of the SEC or whether any exemption from filing is available for such solicitation pursuant to the proxy rules of the SEC, and (4) comply with all other applicable laws, rules, regulations and listing standards with respect to any solicitation in connection with the meeting.

(viii)    The Eligible Stockholder may with its Proxy Access Nomination Notice, provide to the Secretary, a written statement for inclusion in the corporation’s proxy statement for the annual meeting of stockholders, not to exceed 500 words per Proxy Access Nominee, in support of each Proxy Access Nominee it names in its Notice (the “Statement”). Notwithstanding anything to the contrary contained in this Article II, Section 11(c) the corporation may omit from its proxy statement any information or Statement that it believes would violate any applicable law, rule, regulation, or listing standard.

(ix)    In the event that any information or communications provided by the Eligible Stockholder or Proxy Access Nominee to the corporation or its stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Proxy Access Nominee, as the case may be, shall promptly notify the Secretary of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct.

(x)    The corporation shall not be required to include pursuant to this Article II, Section 11(c) any Proxy Access Nominee in its proxy materials (or, if the proxy materials have already been filed, to allow the nomination of a Proxy Access Nominee, notwithstanding that proxies in respect of such vote may have been received by the corporation) if (A) the Secretary receives a notice that any stockholder has nominated any person for election to the Board of Directors at such meeting pursuant to the advance notice requirements set forth in Article II, Section 11(b); (B) the Eligible Stockholder has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting of stockholders other than its

Proxy Access Nominee(s) or any other nominee of the Board of Directors, (C) the Proxy Access Nominee is determined by the Board of Directors not to be independent under the Independence Standards, (D) the Proxy Access Nominee’s election as a director would cause the corporation to be in violation of these Bylaws, the corporation’s certificate of incorporation, the Board Qualifications, the listing standards of the principal exchange upon which the corporation’s shares are traded, or any applicable state or federal law, rule or regulation, (E) the Proxy Access Nominee is or becomes a party to any undisclosed Voting Commitment or Compensation Arrangement, (F) the Proxy Access Nominee is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (G) the Proxy Access Nominee is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years, (H) the Proxy Access Nominee is subject to any order of the type specified in Rule 506(d) of Regulation D under the Securities Act, or (I) the Proxy Access Nominee or the applicable Eligible Stockholder shall have provided information to the corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, and/or obligations pursuant to this Article II, Section 11(c).

(xi)    Notwithstanding anything to the contrary set forth herein, if (A) the Proxy Access Nominee and/or the applicable Eligible Stockholder shall have breached its or their agreements, representations, undertakings and/or obligations pursuant to this Article II, Section 11(c) as determined by the Board of Directors or the person presiding at the meeting, or (B) the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Article II, Section 11(c), the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation and the corporation shall not be required to include in its proxy statement any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder.

(xii)    Any Stockholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting of stockholders but either (A) withdraws from or becomes ineligible or unavailable for election at the meeting, or (B) does not receive at least twenty percent (20%) of the votes cast in favor of the Proxy Access Nominee’s election, shall be ineligible to be a Proxy Access Nominee pursuant to this Article II, Section 11(c) for the next two annual meetings of stockholders following the meeting for which the Stockholder Nominee has been nominated for election.

(xiii)    This Article II, Section 11(c) provides the exclusive method for stockholders to include nominees for director in the corporation’s proxy materials with respect to an annual meeting of stockholders.

(d)    For all business other than director nominations, a stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting or properly called special meeting:

(i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

(ii) any other information relating to the proposing stockholder or beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder,

(iii) a description of all agreements, arrangements, or understandings between or among such stockholder, or any affiliates or associates of such stockholder, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such stockholder or any affiliates or associates of such stockholder, in such business, including any anticipated benefit therefrom to such stockholder, or any affiliates or associates of such stockholder, and

(iv) the information required by Article II, Section 11(b)(vi) above.

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act.

(e)    Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting

(i) by or at the direction of the Board of Directors or any committee thereof (or stockholders pursuant to Article II, Section 5 above), or

(ii) provided that the Board of Directors (or stockholders pursuant to Article II, Section 5 above) has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Article II, Section 11 is delivered to the Secretary, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Article II, Section 11.

In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder's notice required by this Article II, Section 11 shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made by the corporation, whichever first occurs. In no event shall any adjournment or postponement of a special meeting, or the public disclosure thereof, commence a new time period (or extend any notice time period).

(f)    Notwithstanding anything in these Bylaws to the contrary:

(i) no nominations shall be made or business shall be conducted at any annual meeting or special meeting except in accordance with the procedures set forth in this Article II, Section 11, and

(ii) unless otherwise required by law, if a stockholder intending to propose business or make nominations at an annual meeting or special meeting pursuant to this Article II, Section 11 does not provide the information required under this Article II, Section 11 to the corporation in accordance with the applicable timing requirements set forth in these Bylaws, or the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the corporation. The Chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that any nomination or business, as the case may be, was not properly brought before the meeting and in accordance with the provisions of this Article II, Section 11, and, if he should so determine, he shall so declare at the meeting that any such nomination or business, as the case may be, not properly brought before the meeting shall not be transacted.

Section 12.    Conduct of Meetings.

(a)    Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence, the Chief Executive Officer, if any, or in his or her absence by the President, if any, or in the absence of the foregoing persons by a Chairman designated by the Board of Directors, or in the absence of such designation by a Chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the Chairman of the meeting may appoint any person to act as secretary of the meeting.

(b)    The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 13.    Inspector of Elections.

The corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

ARTICLE III - DIRECTORS

Section 1.    Number of Directors.

The authorized number of directors of the corporation shall be nine. The number of directors provided in this Article III, Section 1 may be changed from time to time by a Bylaw duly adopted by the affirmative vote of a majority in voting power of the outstanding shares entitled to vote or by a resolution of the Board of Directors.

Section 2.    Election of Directors.

The directors shall be elected at each annual meeting of stockholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected and qualified and until their respective successors are elected, except in the case of death, resignation or removal of any director. A director need not be a stockholder.

Section 3.    Majority Voting.

Except as provided in Section 5 of this Article III, each director shall be elected by the vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present; provided that if as of a date that is fourteen (14) days in advance of the date the corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the SEC, the number of nominees exceeds the number of directors to be elected (a “Contested Election”), the directors shall be elected by the vote of a plurality of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section, a majority of the votes cast means that the number of votes cast "for" a director’s election must exceed the number of votes cast “against” that director’s election (with “abstentions” and “broker nonvotes” not counted as a vote cast either “for” or “against” that director’s election). The Governance Committee has established procedures under which any incumbent director that fails to receive a majority of the votes cast in an election that is not a Contested Election shall offer to tender his or her resignation to the Board. The Governance Committee shall make a recommendation to the Board on whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board shall act on the resignation, taking into account the Governance Committee’s recommendation, and publicly disclose its decision and the rationale behind it within ninety (90) days from the date of the certification of the election results.

Section 4.    Resignation of Directors.

Any director may resign effective upon giving notice in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

Section 5.    Removal of Directors.

The entire Board of Directors or any individual director may be removed from office, with or without cause, prior to the expiration of their or his or her term of office by the holders of a majority in voting power of all issued and outstanding stock entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.”

Section 6.    Vacancies.

Unless otherwise provided by law or the Certificate of Incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any reason shall be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the expiration of the term for which he or she was elected and until his or her successor is elected and qualified at an annual or a special meeting of the stockholders, or until his or her death, resignation or removal.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent shall require the consent of a majority of the outstanding voting power of the shares entitled to vote. Each director so elected shall hold office until the expiration of the term for which he or she was elected and until his or her successor is elected and qualified at an annual or a special meeting of the stockholders, or until his or her death, resignation or removal.

Section 7.    Powers.

The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

Section 8.    Place of Meetings.

The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 9.    Notice.

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 10.    Special Meetings.

Special meetings of the Board may be called by the Chairman of the Board of Directors or the Chief Executive Officer on two (2) days' notice to each director, either personally or by mail or by phone, facsimile or other electronic transmission; special meetings shall be called by the Chief Executive Officer or Secretary in like manner and on like notice on the request of the Chairman of the Board of Directors or two (2) directors.

Section 11.    Quorum.

At all meetings of the Board of Directors a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 12.    Written Consent.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 13.    Meeting by Telephone.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 14.    Board Committees.

(a)    Executive Committee. The Board of Directors may designate an executive committee consisting of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of the executive committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the executive committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. The executive committee, to the extent provided in the resolution of the Board of Directors and to the extent permitted by law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

(b)    Other Committees. The Board of Directors may designate such other committees, each consisting of one or more directors, as it may from time to time deem advisable to perform such general or special duties as may from time to time be delegated to any such committee by the Board of Directors, subject to the limitations imposed by law, the Certificate of Incorporation or by these Bylaws. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any committee, to the extent provided in the resolution of the Board of Directors and to the extent permitted by law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

(c)    Conduct of Committee Meetings. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business and each committee, and meeting thereof, shall be governed by the provisions of these Bylaws that govern meetings of the Board of Directors.

Section 15.    Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance of each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV - NOTICES

Section 1.    Notice to Directors and Stockholders.

Whenever, under any provision of applicable law, the Certificate of Incorporation or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by facsimile or by other forms of electronic transmission. Notice to stockholders may also be given by electronic transmission in compliance with applicable law.

Section 2.    Waiver of Notice.

Whenever any notice is required to be given under any provision of Delaware law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person entitled to notice, or a waiver thereof by electronic transmission by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in a waiver of notice.

ARTICLE V - OFFICERS

Section 1.    Officers.

The officers of the corporation shall be a Chief Executive Officer and a Secretary. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a President, a Chief Financial Officer, a Treasurer, one or more Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

Section 2.    Appointment of Officers.

The Board of Directors shall appoint the officers of the corporation, including such officers as may be appointed in accordance with the provisions of Article V, Section 3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment.

Section 3.    Subordinate Officers.

The Board of Directors or Chief Executive Officer may appoint, or in the absence of a Chief Executive Officer the President may appoint, subordinate officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors, Chief Executive Officer or President may from time to time determine.

Section 4.    Removal and Resignation of Officers.

(a)    Removal. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. An officer appointed by the Chief Executive Officer or President pursuant to Article V, Section 3, may be removed by the Chief Executive Officer or President.

(b)    Resignation. Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5.    Vacancies in Office.

Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors or as provided in Article V, Section 3.

Section 6.    Representation of Shares of Other Corporations.

The Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or Assistant Secretary of this corporation, or any other person authorized by the Board of Directors or the President or a Vice President, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

Section 7.    Authority and Duties of Officers.

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board of Directors or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE VI - CERTIFICATES OF STOCK

Section 1.    Certificates.

The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary certifying the number of shares owned by such holder in the corporation.

If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 2.    Signatures on Certificates.

Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3.    Lost Certificates.

The Board of Directors may direct a new certificate or certificates of stock or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit to that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates of stock or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner’s legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.    Transfer of Stock.

Transfer of shares of stock of the corporation shall be made only on the transfer books of the corporation upon authorization by the registered holder thereof or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary or a transfer agent of such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and payment of any taxes thereon; provided however, that the corporation shall be entitled to recognize any lawful restriction on transfer.

Section 5.    Record Date.

(a)    In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the reconvened meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such reconvened meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the reconvened meeting.

(b)    In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action (other than action by consent in writing without a meeting), the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose (other than action by consent in writing without a meeting) shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.    Registered Stockholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - FORUM FOR DISPUTES

Section 1.    Forum for Disputes.

(a)    Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine.

(b)    If any action the subject matter of which is within the scope of Article VII, Section 1(a) above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the

State of Delaware in connection with any action brought in any such court to enforce Article VII, Section 1(a) above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

(c)    Failure to enforce the foregoing provisions would cause the corporation irreparable harm and the corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

(d)    Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article VII Section 2.

ARTICLE VIII - GENERAL PROVISIONS

Section 1.    Dividends.

(a)    Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provision of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

(b)    Payment of Dividends. Before payment of any dividend, there may be set aside out of funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 2.    Checks.

All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.    Fiscal Year.

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

Section 4.    Corporate Seal.

The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 5.    Indemnification.

The corporation shall indemnify its officers, directors, employees and agents to the extent set forth in the Certificate of Incorporation.

Section 6.    Advancement of Expenses.

The corporation shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by a director or officer in defending any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall only be made upon receipt of an undertaking by such director or officer to repay all amounts advanced if it should be ultimately determined that such officer or director is not entitled to be indemnified under the provisions of the Certificate of Incorporation.

Section 7.    Amendment.

These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.